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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 23, 2002
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




          Delaware                        1-8606                  23-2259884
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


1095 Avenue of the Americas,
New York, New York                                                  10036
(Address of principal executive                                   (Zip Code)
            offices)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

Attached as exhibits are a press release issued by Verizon Communications Inc. on April 23, 2002 and selected slides, announcing earnings for the first quarter of 2002 and presenting supplemental information about the Company's financial and other projections.

           Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: the duration and extent of the current economic downturn; materially adverse changes in economic conditions in the markets served by us or by companies in which we have substantial investments; material changes in available technology; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations; the final outcome of federal, state, and local regulatory initiatives and proceedings, including arbitration proceedings, and judicial review of those initiatives and proceedings, pertaining to, among other matters, the terms of interconnection, access charges, and unbundled network element and resale rates; the extent, timing, success, and overall effects of competition from others in the local telephone and toll service markets; the timing and profitability of our entry and expansion in the national long-distance market; our ability to satisfy regulatory merger conditions and obtain combined company revenue enhancements and cost savings; the profitability of our broadband operations; the ability of Verizon Wireless to achieve revenue enhancements and cost savings, and obtain sufficient spectrum resources; the outcome of litigation concerning the FCC NextWave spectrum auction; the continuing financial needs of Genuity Inc., our ability to convert our ownership interest in Genuity into a controlling interest consistent with regulatory conditions, and Genuity's ensuing profitability; our ability to recover insurance proceeds relating to equipment losses and other adverse financial impacts resulting from the terrorist attacks on Sept. 11, 2001; and changes in our accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings.



Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 Press release and financial tables, dated April 23, 2002, issued by Verizon Communications Inc. and contained in its Investor Relations Bulletin.

         99.2 Selected slides containing supplemental information about the Company's financial and other projections and which will be posted on the Company's website.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         Verizon Communications Inc.
                                         ------------------------------------
                                                    (Registrant)

Date: April 23, 2002                     /s/ Lawrence R. Whitman
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                                         Lawrence R. Whitman
                                         Senior Vice President and Controller

                                  EXHIBIT INDEX



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------


 99.1 Press release and financial tables, dated April 23, 2002, issued by Verizon Communications Inc. and contained in its Investor
                Relations Bulletin.

 99.2 Selected slides containing supplemental information about the Company's financial and other projections and which will be posted on the Company's website.